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                                                                   FILED

                                                            SEP 24 SEP 1996
                                                             PAM L. DANIELS
                                                        SNOHOMISH COUNTY CLERK
                                                     EX - OFFICIO CLERK OF COURT

                SUPERIOR COURT OF WASHINGTON FOR SNOHOMISH COUNTY

CITY OF LYNNWOOD, a Municipal
corporation,                                        NO. 96 - 2 - 00939 - 1

                 Petitioner,                        STIPULATION

vs.                                                 DOCKETED

Thomas P. Knorr and Theda M. Knorr, Trustees for the Thomas P. Knorr and Theda M. Knorr
Family Trust, et. al.,

                 Respondents.
--------------------------------------------------------------------------------

     COMES NOW the City of Lynnwood (hereafter "CITY"), by and through its attorney, John P. Watts, and the Respondent, Eagle Hardware & Garden, Inc. (hereafter "EAGLE"), by and through its attorney, Kimberly W. Osenbaugh, BOGLE & GATES, and stipulate and agree as follows:

     1. The sum of Seven Million Four Hundred Twenty-one Thousand Six Hundred Three Dollars ($7,421,603), together with and subject to the additional terms and conditions of this Stipulation, shall be just compensation, inclusive of all costs, fees, interest claims, and demands that arise from or that could have been asserted in this action, to be paid by the CITY for the taking of the property and property rights of EAGLE shown on the map attached as Exhibit A and described in Exhibit B to this Stipulation ("Property").

     2. The Property involved in this Stipulation and the Order and Appropriation and Judgment includes additional property, which is included in the Property described in Exhibit B, and which is not included in the Petition filed in this action. The CITY has determined the additional property is in the best interest of the CITY to acquire, and EAGLE does not object to the inclusion of this additional property in the Order of Appropriation and Judgment.

     3.   Upon (1) the filing of the Order of

STIPULATION - 1

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Appropriation and Judgment; and (2) confirmation by the CITY that the CITY will have good, marketable, and insurable title, free and clear of all liens and mortgages arising by or through EAGLE; the CITY shall pay the balance of just compensation in the amount of Two Million Nine Hundred Ninety-six Five Hundred Ninety-eight Dollars ($2,996,598) to EAGLE, by wire transfer according to EAGLE's instruction. Upon payment to EAGLE, EAGLE agrees to execute the satisfaction of judgment in the form attached as Exhibit C.

     4. Pursuant to the EAGLE Special Use Permit ("SUP") with the CITY, City of Lynnwood File No. 94-SUP-0001, EAGLE is required to construct certain walkways on Poplar Way, in connection with plans approved by the CITY, with contribution from the CITY as follows: fifty percent (50%) for design and the CITY pays for the final construction cost of construction of east side walkways. The City will assume the responsibility for the walkway project, with EAGLE reimbursing the city for fifty percent (50%) share of the cost of design, and EAGLE reimbursing the CITY for the final construction cost of the west side walkways. The accounting for this obligation will be consistent with existing practices of the CITY and EAGLE regarding various mitigation measures for EAGLE's SUP.

     5. Upon presentation of evidence of authority to collect this sum on behalf of WSDOT, EAGLE agrees to pay to the CITY a payment denominated WSDOT Mitigation Payment in the amount of Two Hundred Ninety Thousand Dollars ($290,000). Said payment shall be paid to the CITY within five (5) days of EAGLE's receipt of evidence of authority. The CITY will upon receipt of EAGLE's payment promptly issue a letter signed by WSDOT stating that EAGLE has fulfilled its obligation pertaining to freeway interchange costs for the EAGLE site; and otherwise sufficient to release EAGLE's letter of credit.

     6. The Terms of this Stipulation are specifically enforceable, and in the event of any dispute or breach of the terms of this Stipulation, either party may apply to the Court in this action for appropriate relief.

     7. The CITY shall acquire the property "AS-IS." The CITY assumes all liability for any

STIPULATION - 2

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defective condition of the Property, whether known or unknown, and regardless of whether such liability is based on a claim in tort, contract, or under any statute, ordinance, or regulation (including without limitation any laws regulating hazardous or toxic materials, asbestos, lead paint, petroleum byproducts, or other chemicals). The CITY hereby releases, waives, and renounces any claim against EAGLE related to any and all such matters, and agrees to indemnify and hold EAGLE harmless from any costs (including reasonable attorney fees) arising from any claim or cause of action whatsoever relating thereto.

     The foregoing assumption, waiver, and indemnity includes only contamination and other liability arising from: above-ground and below-ground storage tanks; septic systems; car parts and other machinery sitting above ground, and substances contained therein; trash; oil, gasoline, and other chemicals used by occupants of the Property other than EAGLE and disposed of on the surface of the Property; and materials in or on existing structures and other improvements on the Property.

DATED this  24th  day of  September  1996.

RIACH, GESE, SEATHER & WATTS                BOGLE & GATES

By:/s/ John P. Watts                        By:/s/ Kimberly W. Osenbaugh
   -----------------------------               --------------------------
   JOHN P. WATTS, WSBA #1259                   KIMBERLY W. OSENBAUGH, WSBA #5307
   Lynnwood City Attorney                      Attorney for Respondents
                                               Eagle Hardware and Garden

STIPULATION - 3

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                                      [MAP]

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                SUPERIOR COURT OF WASHINGTON FOR SNOHOMISH COUNTY

CITY OF LYNNWOOD, a Municipal
corporation,                                   NO. 96 - 2 - 00939 - 1

               Petitioner,                     ORDER OF APPROPRIATION
                                               AND JUDGMENT
vs.
                                               CLERK'S ACTION REQUIRED
Thomas P. Knorr and Theda M. Knorr, Trustees
for the Thomas P. Knorr and Theda M. Knorr
Family Trust, et. al.,                           DOCKETED

             Respondents.
--------------------------------------------------------------------------------
                                  CLERKS ACTION

     ENTER THE JUDGMENT AS FOLLOWS:

                                JUDGMENT SUMMARY

     1.   Judgment Creditor:                       Eagle Hardware & Garden, Inc.

     2.   Judgment Debtor:                         City of Lynnwood

     3.   Judgment Principal                       $2,996,598

     4.   Attorney for Judgment Creditor:          Kimberly W. Osenbaugh

     5.   Attorney for Judgment Debtor:            John P. Watts


                                 1. STIPULATION

     IT IS STIPULATED by the Petitioner, City of Lynnwood, and the Respondent,

Eagle Hardware and Garden, Inc., that the following Order be entered.

                                    2. ORDER

     THIS MATTER coming on regularly for hearing this day before the above-entitled Court for an Order of Appropriation and Judgment, the Petitioner, CITY OF LYNNWOOD, appearing by John



ORDER OF APPROPRIATION AND
JUDGMENT-1

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P. Watts, City Attorney, and the Respondents, EAGLE HARDWARE & GARDEN, INC.,
appearing by and through Kimberly W. Osenbaugh of BOGLE & GATES, as to just compensation to be paid by the City of Lynnwood for the taking of the property and property rights hereinafter described, and the Court being fully advised in the premises, now, therefore it is hereby ORDERED, ADJUDGED, AND DECREED that

     2.1 The City of Lynnwood shall pay as and for just compensation for the acquisition of the Eagle Hardware and Garden Inc., property and property rights, shown on the map attached as Exhibit A and denominated "Eagle Hardware Property," comprising 508,329 square feet, more or less, to wit:

          SEE ATTACHED EXHIBIT "B"

the sum of Seven Million Four Hundred Twenty-one Thousand Six Hundred Three Dollars ($7,421,603);

     2.2 The City of Lynnwood is entitled to credit of Three Million Six Hundred Eighty-four Thousand Three Hundred Eighty-eight Dollars ($3,684,388) heretofore paid into the registry of the court on March 12, 1996, pursuant to an order of immediate use and possession; and the City is further entitled to credit of Seven Hundred Forty Thousand Six Hundred Seventeen Dollars ($740,617) heretofore paid directly to Eagle Hardware & Garden, Inc., on August 23, 1996;

     2.3 The Respondents have a judgment against the Petitioner, City of Lynnwood, in the amount of Two Million Nine Hundred Ninety-six Five Hundred Ninety-eight Dollars ($2,996,598) [$3,684,388 + $740,617 = $4,425,005;
$7,421,603 - $4,425,005 = $2,996,598] per the following:

                                JUDGMENT SUMMARY

     1.   Judgment Creditor:                       Eagle Hardware & Garden, Inc.

     2.   Judgment Debtor:                         City of Lynnwood

     3.   Judgment Principal                       $2,996,598

     4.   Attorney for Judgment Creditor:          Kimberly W. Osenbaugh

     5.   Attorney for Judgment Debtor:            John P. Watts

     2.4 The City of Lynnwood shall pay the sum of Two Million Nine Hundred Ninety-six Thousand Five Hundred Ninety-eight Dollars ($2,996,598) directly to Eagle Hardware & Garden, Inc., care of their attorney, Kimberly W. Osenbaugh;


ORDER OF APPROPRIATION AND
JUDGMENT-2

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     2.5  Upon entry of this Order the City of Lynnwood shall become the owner of the property and property rights and title to the property shall be vested in the City in fee simple as to that property described in Exhibit "B," subject to the judgment in favor of Eagle.

     DONE AND DATED this  24  day of   Sept.  , 1996.



                                        /s/ (illegible)
                                        -------------------------------------
                                        COURT COMMISSIONER

Presented by:

RIACH, GESE, SEATHER & WATTS



By: /s/ John P. Watts
    ------------------------
    JOHN P. WATTS, WSBA #1259
    Lynnwood City Attorney


Approved for Entry;
Notice of Presentation Waived:

BOGLE & GATES



By: /s/ Kimberly W. Osenbaugh
    --------------------------
    KIMBERLY W. OSENBAUGH, WSBA #5307
    Attorneys for Respondents
    Eagle Hardware & Garden







ORDER OF APPROPRIATION AND
JUDGMENT-3